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                                                                   EXHIBIT 10.19

                         FORM OF STOCKHOLDERS AGREEMENT
                                       OF
                              AUTOTRADER.COM, INC.


         THIS STOCKHOLDERS AGREEMENT (this "Agreement") dated as of ______,
2000 is made by and among AutoTrader.com, Inc., a Delaware corporation (the "Company"), Manheim ATC, Inc., a Delaware corporation ("Manheim"), ADP, Inc., a Delaware corporation ("ADP"), TPI, Inc., a Delaware corporation ("Cox"), LTM Company, L.P., a Virginia limited partnership ("Landmark"), ATC Holdings, Inc., a Nevada corporation ("ATCHI"), and KPCB Holdings, Inc., as nominee, ("KPCB"). Each of Manheim, ADP, Cox, Landmark, ATCHI and KPCB, together with any other Person who becomes a stockholder in the Company, and signs a counterpart to this Agreement in accordance with the terms of this Agreement, is individually referred to herein as a "Stockholder" and collectively as the "Stockholders".

                                   RECITALS:

         A. Cox, Landmark, ATCHI and KPCB hold Class A common stock of the Company (the "Class A Shares"); and

         B. Manheim and ADP hold all of the issued and outstanding Class B common stock of the Company (the "Class B Shares", and together with the Class A Shares, the "Shares"); and

         C. The Stockholders desire to set forth their mutual agreement regarding various matters relating to the Company, including corporate governance and certain other matters.

         In consideration of the foregoing and the mutual covenants contained herein, the Stockholders, intending legally to be bound, hereby agree as follows:

                                    ARTICLE 1
                      DEFINITIONS AND OTHER GENERAL MATTERS

         1.1 Definitions. The following terms used in this Agreement shall have the meanings set forth in this Section 1.1:

                  "Agreement" means this Agreement, as it may be amended, restated, modified or supplemented from time to time in accordance with its terms.

                  "Board" means the Board of Directors of the Company.

                  "Class A Shares" shall mean the shares of Class A common stock of the Company held by a Class A Stockholder.


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                  "Class A Stockholders" shall mean Cox, Landmark, ATCHI, KPCB and the other Class A Stockholders listed from time to time on Exhibit A to this Agreement and their respective successors-in-interest.

                  "Class B Shares" shall mean the shares of Class B common stock of the Company held by a Class B Stockholder.

                  "Class B Stockholders" shall mean Manheim and ADP and their respective successors-in-interest.

                  "Company" shall have the meaning set forth in the Preamble.

                  "Director" means a member of the Board.

                  "Percentage Interest" means the percentage expressed by the number of the Shares then held by such Stockholder divided by the gross number of Shares outstanding.

                  "Person" means any individual, general partnership, limited partnership, corporation, limited liability company, limited liability partnership, joint venture, trust, business trust, cooperative, association, Governmental Agency or a division or subdivision of any of the foregoing, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so permits.

                  "Shares" shall have the meaning set forth in Recital B, above.

                                    ARTICLE 2
                       NAMES AND ADDRESSES OF STOCKHOLDERS

         The names and addresses of the Stockholders as of the date of this Agreement are as follows:

Name                                        Address
----                                        -------

Manheim ATC, Inc.                           1400 Lake Hearn Drive, N.E.
                                            Atlanta, Georgia 30319

ADP, Inc.                                   1950 Hassell Road
                                            Hoffman Estates, Illinois 60195

TPI, Inc.                                   1400 Lake Hearn Drive, N.E.
                                            Atlanta, Georgia 30319

LTM Company, L.P.                           150 W. Brambleton Avenue
                                            Norfolk, Virginia 23510


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
ATC Holdings, Inc.                          3228 Channel 8 Drive
                                            Las Vegas, Nevada 89109

KPCB Holdings, Inc.                         2750 Sand Hill Road
                                            Menlo Park, California 94025

                                    ARTICLE 4

                          AGREEMENT TO VOTE ON MEMBERS
                              OF BOARD OF DIRECTORS

         4.1 Number of Directors. The Board shall initially be composed of ten (10) Directors, who shall be nominated and elected by the Stockholders as of the date of this Agreement as follows: Manheim shall be entitled to nominate seven (7) Directors to the Board (the "Manheim Directors"); ADP shall be entitled to nominate one (1) Director to the Board (the "ADP Director"); Landmark and ATCHI shall jointly be entitled to nominate one (1) Director to the Board (the "Landmark Director"); and KPCB shall be entitled to nominate one (1) Director to the Board (the "KPCB Director"). Initially, the Manheim Directors shall be James C. Kennedy, G. Dennis Berry, Darryll Cecolli, David E. Easterly, Dean H. Eisner, Robert C. O'Leary and Victor A. Perry III; initially, the ADP Director shall be Allan Stejskal; initially, the Landmark Director shall be Richard F. Barry, III; and initially, the KPCB Director shall be Joseph Lacob; provided, however, Landmark and ATCHI shall be entitled initially to nominate Guy R. Friddell, III as an alternate Director who shall be entitled to attend all Board meetings in an observer capacity and who, in the absence of the nominated Landmark Director at any Board meeting shall be deemed a Director and shall have full power and authority to act (including power to vote) as Landmark's "Director" for all purposes at such meeting. Each Director shall serve on the Board at the pleasure of the Stockholder that nominated such Director. The right of ADP to nominate a Director shall terminate if at any time ADP's shares of the total voting power of the Shares is less than five (5) percent. No Stockholder (other than ADP, to the extent ADP's voting power exceeds the threshold set forth above) shall be entitled to nominate a Director if at any time its Percentage Interest is less than five (5) percent.

         4.2. Vacancies. Any vacancy occurring for any reason in the number of members of the Board of the Company may be filled pursuant to the following procedures:

                  (a) a Director elected to fill a vacancy shall hold office until the Director's death, disability, resignation or removal; and

                  (b) if a vacancy occurs as a result of the death, disability, resignation or removal of a Director, the Stockholder that nominated such Director (assuming such Stockholder is then entitled to nominate another Director consistent with the provisions of Section 4.1) shall nominate a replacement Director.


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         4.3      Voting Agreement.

                  (a) In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Shares owned by it, or over which it has voting control, and otherwise use its respective best efforts, so as to elect as a Director each person nominated to serve as a Director as contemplated by Sections 4.1 and 4.2.

                  (b) The voting agreements contained in this Agreement are coupled with an interest and many not be revoked.

                  (c) Any transferee to whom Shares are transferred by a Stockholder, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder; and no Stockholder shall transfer any Shares unless the transferee agrees in writing to be bound by this Agreement.

                                    ARTICLE 5
                                  MISCELLANEOUS

         5.1 Assignment. This Agreement shall be binding upon and inure only to the benefit of and be enforceable against the parties hereto and their respective permitted successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement.

         5.2 Amendment. This Agreement may not be amended except by the unanimous written consent of each Stockholder.

         5.3 Use of Language. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words used in this Agreement in the singular shall be held and construed to include the plural and vice versa, unless the context otherwise requires. When used in this Agreement, "or" shall mean "and/or," unless the context otherwise requires.

         5.4 Governing Law. The Stockholders (a) hereby irrevocably submit to the jurisdiction of the state courts of the State of Delaware and to the jurisdiction of the United States District Court for the District of Delaware, for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or any collateral document or the subject matter hereof or thereof brought by any Stockholder or their successors or assigns and (b) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that this Agreement or any collateral document or the subject matter hereof or thereof may not be enforced in or by such court, and
(c) hereby waive


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and agree not to seek any review by any court of any other jurisdiction which may be called upon to grant enforcement of the judgment of any such Delaware state or federal court.

                  THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

         5.5 Execution of Additional Instruments. Each Stockholder agrees to execute all amendments of this Agreement adopted pursuant to this Agreement.

         5.6 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered if delivered by hand, by telecopier device (confirmed by hand delivery or overnight courier service) or by overnight courier service, in each case addressed as follows:

                  if to the Company:

                  AutoTrader.com, Inc.
                  5775 Peachtree Dunwoody Road
                  Suite A-200
                  Atlanta, Georgia 30342
                  Attention: Victor A. Perry, III

                  if to the stockholders, at the address shown in the records of the Company.

         5.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the greatest extent possible.

         5.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.

         5.9 Headings. The Section headings used in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any term or provision of this Agreement.

         5.10 No Waiver, Remedies. No failure on the part of either party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or


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further exercise thereof or the exercise of any other right. The rights and remedies provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

         5.11 Entire Agreement. This Agreement, including the agreements attached as Exhibits hereto, represents the entire understanding of the parties with reference to the matters set forth herein. This Agreement supersedes all prior negotiations, discussions, correspondence, communications and prior agreements among the parties relating to the subject matter herein.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                  AUTOTRADER.COM, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                  MANHEIM ATC, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                  ADP, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                  TPI, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                  LTM COMPANY, L.P.


                                  By:
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


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                                  ATC HOLDINGS, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                  KPCB HOLDINGS, INC., as nominee


                                  By:
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title: Senior Vice President


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